BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

(the “Fund”)

Supplement dated October 27, 2014 to the Statement of Additional Information dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to cap certain expenses of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, the Fund’s Statement of Additional Information is amended as follows:

The second paragraph and the accompanying table in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” are deleted and replaced with the following:

With respect to the Fund and the Master Portfolio, the maximum actual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

	Rates of Management Fees
Aggregate average daily net assets of the combined Funds	Total Return Fund[1]	Master Portfolio
Up to $250 million	0.50%	0.20%
Over $250 million up to $500 million	0.45%	0.15%
Over $500 million up to $750 million	0.40%	0.10%
Over $750 million	0.35%	0.05%

[1]	The Manager has contractually agreed to waive the Total Return Fund’s management fee in the amount of the Total Return Fund’s share of the management fee paid by the Master Portfolio for as long as the Total Return Fund invests in the Master Portfolio. In addition, the Manager has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.90% (for Investor A Shares), 1.65% (for Investor C Shares), 0.55% (for Institutional Shares), 0.85% (for Service Shares), 1.10% (for Class R Shares) and 0.40% (for BlackRock Shares) of average daily net assets until February 1, 2015. In addition to the contractual waivers described above, the Manager has voluntarily agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.79% (for Investor A Shares), 1.29% (for Investor B Shares), 1.45% (for Investor C Shares), 0.45% (for Institutional Shares), 0.76% (for Service Shares), 1.04% (for Class R Shares), 0.60% (for Investor A1 Shares), 1.04% (for Investor B1 Shares), 1.37% (for Investor C1 Shares) and 1.04% (for Investor C2 Shares) of average daily net assets. The Manager may discontinue or reduce this voluntary waiver and/or reimbursement of fees and/or expenses at any time without notice.

Shareholders should retain this Supplement for future reference.

SAI-10045-1014SUP